UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D. C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 19, 2008

Commission File Number: 000-52890

UPLIFT NUTRITION, INC.
 (Exact name of small business issuer as specified in its charter)

Nevada	20-4669109
(State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

4423 South 1800 West Roy, Utah	84067
(Address of principal executive offices)	(Zip Code)

801-721-4410

(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Michael J. Larsen, PC, independent certified public accountant of Salt Lake City, Utah, audited the balance sheets of the Company as of December 31, 2006 and 2005 and the related statements of operations, stockholders’ equity (deficit), and cash flows for the year ended December 31, 2006 and for the period from inception on March 7, 2005 through December 31, 2005.  Michael J. Larsen, PC, also reviewed the financial statements of the Company for the nine (9) month period ended September 30, 2007.

During October 2007, when Michael J. Larsen, PC, was auditing the Company’s financial statements, the Company and Michael J. Larsen, PC, disagreed on how to value certain shares issued by the Company for services, shares issued a year earlier in October 2006.  The Company eventually agreed with Michael J. Larsen, PC’s valuation methodology and, as a result, the disagreement was resolved in late October 2007. During the two years ended December 31, 2006, the subsequent period through September 30, 2007 and through the present, there have been no other disagreements between the Company and Michael J. Larsen, PC, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused him to make reference to the subject matter of the disagreement in connection with his reports.

During the two years ended December 31, 2006 and during the subsequent period through September 30, 2007, the reports of Michael J. Larsen, PC, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Michael J. Larsen, PC, expressed that there was substantial doubt about the Company’s ability to continue as a going concern.

On March 18, 2008, management of the Company met with Michael Larsen of Michael J. Larsen, PC, and also with Sherri Munden of Munden & Associates, LLC, (“Munden & Associates”) in Salt Lake City, Utah, for the purpose of determining whether Munden & Associates would be interested in becoming the Company’s new independent auditors and completing the audit of the Company for the fiscal year ended December 31, 2007.  On March 18, 2008 prior to such meeting, Michael J. Larsen, PC, was dismissed as the Company’s independent auditor. After such meeting, the Board of Directors determined to retain Munden & Associates of Bountiful, Utah, as the Company’s new independent auditors.

At the meeting with Munden & Associates, or prior thereto, no one representing the Company consulted with Munden & Associates regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and Munden & Associates had not provided the Company or someone on its behalf either written or oral advice on any factor, issue or item of accounting, auditing or financial reporting.

The Company has provided Michael J. Larsen, PC, with a copy of the disclosure provided under this caption of this Report, and has advised him to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether he agrees or disagrees with the disclosures made herein.  Such letter will be made an exhibit to this Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

16

Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPLIFT NUTRITION, INC.

(Issuer)

Dated: March 19, 2008	/s/Gary C. Lewis
By: Gary C. Lewis, Chairman of the Board, President, Chief Executive Officer (CEO), Chief or Principal Financial Officer (CFO), and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number Description ---------- -------------- 16 Letter on Change in Certifying Accountant